UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 13, 2005
                                ----------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                        1-8712                      62-0721803
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[ ]Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
   CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         The press release provides a per share measure of loss before special items, which is a non-GAAP financial measure. We believe that this measure allows investors to more easily compare our on-going operations and financial performance from period to period. This measure is not as complete as GAAP earnings; consequently, investors should rely on GAAP.


Item 9.01.  Financial Statements And Exhibits

         (c) Exhibits.

99.1     Press Release of Bowater Incorporated dated January 13, 2005

         On January 13, 2005, Bowater Incorporated issued a press release commenting on fourth quarter 2004 and announcing the date for release of fourth quarter and full-year 2004 financial results, a copy of which is attached hereto as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCOPORATED
                                            (Registrant)


Date:  January 18, 2005                     By:  /s/ William G. Harvey
                                                 ---------------------
                                                Name: William G. Harvey
                                                Title: Vice President and
                                                       Treasurer and Acting CFO

                                    EXHIBITS

99.1     Press release issued by Bowater Incorporated on January 13, 2005